Exhibit 99.1

News Release

Babcock & Wilcox Enterprises Announces Pricing of Common
Stock Offering

(AKRON, Ohio – May 15, 2026) – Babcock & Wilcox Enterprises, Inc. (“B&W” or the “Company”) (NYSE: BW) announced that it priced an underwritten public offering of 10,810,811 shares of its common stock at a price to the public of $18.50 per share (the “Offering”), for gross proceeds of approximately $200 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company has granted the underwriters a 30-day option to purchase up to an additional 15% of its common stock sold in the Offering at the public offering price, less underwriting discounts and commissions. All of the shares in the Offering are being offered by B&W. The Offering is expected to close on May 18, 2026, subject to customary closing conditions.

The Company intends to use the net proceeds of the Offering to prepay amounts outstanding under its Credit Agreement and subsequently reborrow such amounts under its Credit Agreement and use any such reborrowed amounts to fund project-related capital and working capital needs to influence steam turbine and boiler production capacity, support growth initiatives, including AI data center power generation projects and BrightLoopTM technology commercialization, potential acquisitions of aftermarket or other energy businesses, strengthen the Company’s balance sheet and for general corporate purposes.

B. Riley Securities is serving as the lead book-running manager for the Offering. Craig-Hallum and Lake Street Capital Markets are acting as joint book-running managers for the Offering. Northland Capital Markets is acting as co-manager for the Offering.

The shares of common stock were offered under the Company’s shelf registration statement on Form S-3, which was declared effective by the Securities and Exchange Commission (“SEC”) on April 8, 2025. The Offering was made only by means of a preliminary prospectus supplement and accompanying base prospectus, which were filed with the SEC. Copies of the preliminary prospectus supplement and the accompanying base prospectus for the Offering may be obtained on the SEC’s website at www.sec.gov, or by contacting B. Riley Securities, Inc. at 1655 Fort Myer Drive, Suite 1200, Arlington, Virginia 22209, Attention: Syndicate Prospectus Department, by telephone at 703-312-9580 or by email at prospectuses@brileysecurities.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this release are forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Company’s public offering of common stock and intended use of net proceeds. You should not place undue reliance on these statements. Forward-looking statements include words such as “expect,” “intend,” “plan,” “likely,” “seek,” “believe,” “project,” “forecast,” “target,” “goal,” “potential,” “estimate,” “may,” “might,” “will,” “would,” “should,” “could,” “can,” “have,” “due,” “anticipate,” “assume,” “contemplate,” “continue” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operational performance or other events.

The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, but not limited to: the potential for further conditions that could raise substantial doubt as to our ability to continue as a going concern, which has occurred in the past; our obligation to refinance or repay our 6.50% Senior Notes due 2026 prior to their maturity; risks associated with contractual pricing in our industry; disputes with customers with long-term contracts; the performance of third parties and subcontractors on whom we rely; disruptions at our or third-party manufacturing facilities; our ability to execute our growth strategy; our evaluation of strategic alternatives; our ability to deliver our backlog on time or at all; professional liability, product liability, warranty or other claims; inadequate insurance coverage; our ability to compete successfully against current and future competitors; our development of new products; cyclical and economic impacts on demand for our products; compliance with government regulations; legislative and regulatory developments impacting our business; supply chain issues; the financial and other covenants in our debt agreements; our ability to maintain adequate bonding and letter of credit capacity; impairment to our goodwill or other indefinite-lived intangible assets; our exposure to credit risk; disruptions in, or failures of, our information technology systems, including those related to cybersecurity; failure to comply with data and privacy laws, regulations and standards, or if we fail to properly maintain the integrity of our data, protect our proprietary rights to our systems or defend against cybersecurity attacks, we may be subject to government or private actions due to breaches; failure to protect our intellectual property rights, or inability to obtain or renew licenses to use intellectual property of third parties; uncertainty over tariffs and their impacts; sanctions and export controls; international political, economic and other uncertainties; fluctuations in the value of foreign currencies could harm our profitability; volatility of the market price and trading volume of our common stock; dilution of our common shareholders' ownership or voting power; the significant influence of BRC Group Holdings, Inc. over us; anti-takeover provisions in our corporate documents; changes in tax rates or tax law; our ability to use net operating losses and certain tax credits; failure to maintain effective internal control over financial reporting; new accounting pronouncements or changes in existing accounting standards and practices; our ability to attract and maintain key personnel; our relationship with labor unions; pension and medical expenses associated with our retirement benefits; natural disasters or other events beyond our control; and the risks and uncertainties described under the heading “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K and Part II, Item 1A of our Quarterly Reports on Form 10-Q as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the SEC.

These forward-looking statements are made based upon detailed assumptions and reflect management’s current expectations and beliefs. While we believe that these assumptions underlying the forward-looking statements are reasonable, forward-looking statements are subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and may be beyond our control. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by the forward-looking statements.

About Babcock & Wilcox Enterprises

Headquartered in Akron, Ohio, Babcock & Wilcox Enterprises, Inc., is a leader in energy and environmental products and services for power and industrial markets worldwide. Follow us on LinkedIn and learn more at babcock.com.

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Investor Contact:	Media Contact:
Cameron Frymyer, Chief Financial Officer	Ryan Cornell, Public Relations Lead
Babcock & Wilcox Enterprises, Inc.	Babcock & Wilcox Enterprises, Inc.
330.860.6176 | investors@babcock.com	330.860.1345 | rscornell@babcock.com